ADDENDUM TO AGREEMENT BETWEEN AMERICAN KIOSK
                          AND TOPPERS BRICK OVEN PIZZA



     THIS AGREEMENT made this 15th day of April, 1999, by and between AMERICAN KIOSK CORPORATION (AKC) AND TOPPERS BRICK OVEN PIZZA, INC. (TOPPERS) IS AN ADDENDUM TO THE AGREEMENT BETWEEN AMERICAN KIOSK AND TOPPERS BRICK OVEN PIZZA, INC. (AGREEMENT) dated August 1, 1997.

     1. In consideration of the payment of licensing fee in accordance with the payment schedule contained herein, Toppers Brick Oven Pizza, Inc., agrees to waive the quota requirements and all pre-purchase requirements as described in
EXHIBIT 3 of THE AGREEMENT BETWEEN AMERICAN KIOSK AND TOPPERS BRICK OVEN PIZZA dated the 1st day of August, 1997.

     2. In consideration of the payment of licensing fee in accordance with the payment schedule contained herein TOPPERS BRICK OVEN PIZZA, INC. AND AMERICAN KIOSK CORPORATION agree to price adjustment on food products and ovens as contained herein.

     3. If any payment is not made by AMERICAN KIOSK in accordance with the payment schedule in this addendum, TOPPERS at its sole discretion, may declare this agreement and the AGREEMENT BETWEEN AMERICAN KIOSK AND TOPPERS BRICK OVEN PIZZA, INC. dated August 1st, 1997 in immediate default. AKC, after receipt of notice from TOPPERS, shall have fourteen (14) business days to cure the default to keep its good standing under the terms and conditions of this addendum.

     4. If Toppers Brick Oven Pizza, Inc. or assigns should be unable, for any reason to meet the pizza and oven requirements of AKC, then Toppers shall make arrangements for AKC to obtain products directly from Toppers manufacturers until such time as Toppers or Toppers assigns can meet the requirements. This addendum and original agreement shall remain in force except that 8% markup will not be due to Toppers until such time as Toppers or assigns can meet the requirements.

                        PAYMENT SCHEDULE OF LICENSING FEE
      1999 ($220,000)

      April 15, 1999      $70,000
      May 15, 1999         40,000
      June 15, 1999        30,000
      July 15, 1999        30,000
      August 15, 1999      30,000
      September 15, 1999   20,000

      2000 ($250,000)

      January 15, 2000    50,000
      February 15, 2000   25,000
      March 15, 2000      25,000
      April 15, 2000      25,000
      May 15, 2000        25,000
      June 15, 2000       25,000
      July 15, 2000       25,000
      August 15, 2000     25,000
      September 15, 2000  25,000

      2001 ($300,000)
      2002 ($300,000)
      2003 ($300,000)

      Payment schedule for years 2001, 2002, 2003

      January 15, 2001,02,03        $75,000
      April 15, 2001,02,03           75,000
      July 15, 2001,02,03            75,000
      October 15, 2001,02,03         75,000

      2004 and each year thereafter for remaining term of the AGREEMENT BETWEEN AMERICAN KIOSK AND TOPPERS BRICK OVEN PIZZA payment shall be $350,000.

      Payment schedule for 2004 and each year thereafter

      January 15,                   $87,500
      April 15,                      87,500
      July 15,                       87,500
      Oct. 15,                       87,500

The cost of food products for American Kiosk Corporation shall not exceed cost (as defined herein) plus 8% markup.

Cost is defined cost of goods from manufacturer plus all costs associated with delivery of product to an American Kiosk controlled drive through outlet. Cost will include freight charges from manufacturer to Toppers warehouse facility, border and inspection fees, storage, freight to distributor or remote Toppers warehouse facility, delivery to American Kiosk location. Cost will vary, dependent upon location of American Kiosk outlet, charges associated with the distributor being used, variable freight costs, etc. Cost will not include food broker fees where such services are not necessary for the delivery of food products and ovens. In those cases where the distribution of such products and events require the services of a food broker, Cost will be a discounted percentage of such fees, as determined by Toppers and AKC.

Oven pricing

Ovens shall be the lesser of Toppers cost plus 8% or $650.00.

FURTHER AGREEMENTS AND CONSENTS

AKC and TOPPERS each agree that no press release regarding this contract shall be made without prior written notification to, and consent obtained from the other party. Both parties understand that a press release regarding this agreement may be necessary to comply with applicable regulations and/or customary procedures.

Should AKC require distribution areas that are not available, TOPPERS, upon request from AKC, shall use its best efforts to establish distribution capacity in the area on a priority basis. AKC shall be responsible for out of pocket costs associated with these efforts including travel and lodging expense.

IN WITNESS WHEREOF, the parties have executed this Addendum this 15th day of April, 1999.

 TOPPERS BRICK OVEN PIZA, INC.                   AMERICAN KIOSK CORPORATION

By:                                              By:
   ----------------------------                  ----------------------------
   PAUL ESPOSITO, PRESIDENT                      RICHARD MICHAEL, President